Exhibit 10.10(c)

CONSENT UNDER, REAFFIRMATION OF AND SECOND AMENDMENT

TO SUBORDINATION AND INTERCREDITOR AGREEMENT

THIS CONSENT UNDER, REAFFIRMATION OF AND SECOND AMENDMENT TO SUBORDINATION AND INTERCREDITOR AGREEMENT (this “Agreement”) is made as of June 7, 2016, by and among E.L.F. COSMETICS, INC. (formerly known as J.A. Cosmetics US, Inc.), a Delaware corporation (“e.l.f. Cosmetics”), JA 139 FULTON STREET CORP., a New York corporation (“JA Fulton”), JA 741 RETAIL CORP., a New York corporation (“JA 741 Retail”), JA COSMETICS RETAIL, INC., a New York corporation (“JA Cosmetics Retail”), J.A. RF, LLC, a Delaware limited liability company (“JA RF”), J.A. CHERRY HILL, LLC, a Delaware limited liability company (“JA Cherry Hill”; JA Cosmetics Retail, J.A. Cosmetics, JA Fulton, JA 741 Retail, JA RF and JA Cherry Hill collectively, the “Borrowers”), E.L.F. BEAUTY, INC. (formerly known as J.A. Cosmetics Holdings, Inc.), a Delaware corporation (“Holdings”; each of the Borrowers and Holdings is referred to individually as an “Obligor” and collectively as the “Obligors”), U.S. BANK NATIONAL ASSOCIATION, as Junior Agent (as defined in the Subordination Agreement described below) (in such capacity, “Junior Agent”), PENNANTPARK INVESTMENT CORPORATION (“PennantPark Investment”), PENNANTPARK FLOATING RATE CAPITAL LTD. (“PennantPark Floating Rate”), and PENNANTPARK CREDIT OPPORTUNITIES FUND II, LP (“PennantPark Credit Opportunities”; each of PennantPark Investment, PennantPark Floating Rate, PennantPark Credit Opportunities and Junior Agent and each of their respective successors and assigns are sometimes hereinafter referred to individually as a “Junior Creditor” and collectively as the “Junior Creditors”), and BANK OF MONTREAL, as administrative agent for the Senior Lenders (as defined in the Subordination Agreement described below) (in such capacity, “Senior Agent”).

R E C I T A L S:

WHEREAS, Borrowers, the other Obligors, the Senior Lenders (as defined in the Subordination Agreement) and Senior Agent are parties to that certain Credit Agreement dated as of January 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of the Subordination Agreement prior to the date hereof, the “Existing Credit Agreement”), pursuant to which the Senior Lenders have made and will from time to time make loans and provide other financial accommodations to Borrowers;

WHEREAS, the Obligors and the Junior Creditors are parties to that certain Second Lien Credit Agreement dated as of January 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of the Subordination Agreement prior to the date hereof, including, for the avoidance of doubt, by that certain First Amendment to Second Lien Credit Agreement, dated as August 26, 2014, the “Existing Second Lien Credit Agreement”), pursuant to which the Junior Creditors have extended credit to Borrowers;

WHEREAS, Borrowers, the other Obligors, Senior Agent, on behalf of the Senior Lenders, Junior Agent and the other Junior Creditors are parties to that certain Subordination and Intercreditor Agreement dated as of January 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to that certain Consent Under, Reaffirmation of and First Amendment to Subordination And Intercreditor Agreement, dated August 26, 2014, and pursuant to this Agreement, the “Subordination Agreement”), pursuant to which the Junior Creditors agreed, among other things, that the Junior Debt (as defined in the Subordination Agreement) is and shall be subordinate to the prior payment and performance in full of the Senior Debt (as defined in the Subordination Agreement), upon the terms and subject to the conditions therein set forth;

WHEREAS, on the date hereof, the Senior Agent, the Senior Lenders and the Obligors are to enter into that certain First Amendment to Credit Agreement (the “First Lien Amendment”), pursuant to which, among other things, the Existing Credit Agreement shall be amended in certain respects, without constituting a novation;

WHEREAS, on the date hereof, the Junior Creditors and the Obligors are to enter into that certain Second Amendment to Second Lien Credit Agreement (the “Second Lien Amendment”), pursuant to which, among other things, the Existing Second Lien Credit Agreement shall be amended in certain respects, without constituting a novation;

WHEREAS, (i) Senior Agent’s consent to the Second Lien Amendment is required under the terms of the Subordination Agreement and as a condition precedent to such consent, Senior Agent has required the execution, delivery and performance of this Agreement by the Junior Creditors and the other parties hereto and (ii) Junior Creditors consent to the First Lien Amendment is required under the terms of the Subordination Agreement and as a condition precedent to such consent, Junior Creditors have required the execution, delivery and performance of this Agreement by the Senior Lenders and the other parties hereto.

NOW, THEREFORE, (i) in order to induce Senior Agent to consent to the Second Lien Amendment, (ii) in order for the Senior Lenders and Senior Agent to enter into and deliver the First Lien Amendment, (iii) in order to induce the Junior Creditors to consent to the First Lien Amendment, (iv) in order for the Junior Creditors to enter into and deliver the Second Lien Amendment, and (iv) for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Subordination Agreement.

2. Amendments to Subordination Agreement. The Subordination Agreement is hereby amended as follows:

(a) All references contained in the Subordination Agreement to the “Junior Credit Agreement” shall be deemed to refer to the Existing Second Lien Credit Agreement, as amended by the Second Lien Amendment.

(b) All references contained in the Subordination Agreement to the “Senior Credit Agreement” shall be deemed to refer to the Existing Credit Agreement, as amended by the First Lien Amendment.

(c) Section 1.1 of the Subordination Agreement is hereby amended by, as applicable (i) adding the following defined terms and the definitions therefor in appropriate alphabetical order and (ii) restating the applicable defined terms and the definitions therefor in appropriate alphabetical order:

““Permitted Subordinated Lien” shall mean Liens on Collateral in which Junior Agent shall have been granted or purported to be granted a first priority Lien, which Liens (and rights and obligations with respect thereto) shall be subject and subordinate to the Liens of Senior Agent on the terms and in the manner set forth herein.”

““Second Amendment Effective Date” shall mean June 7, 2016.”

““Senior Debt” shall mean all obligations, liabilities and indebtedness of every nature of any Borrower or any other Obligor from time to time owed to Senior Agent or any Senior Lender under the Senior Debt Documents, including any Permitted Refinancing, and all indebtedness or other liabilities arising under or out of Credit Product Arrangements (as defined in the Senior Credit Agreement) that are secured by the Collateral under the Senior Debt Documents, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the commencement of an Insolvency Proceeding together with (a) any amendments, modifications, renewals or extensions thereof to the extent not prohibited by the terms of this Agreement and (b) any interest accruing thereon after the commencement of an Insolvency Proceeding, without regard to whether or not such interest is an allowed claim; provided, however, that in no event shall the principal amount of the Senior Debt exceed the sum of:

(i) the principal amount of the loans and any unfunded loan commitments under the Senior Credit Agreement as in effect on the Second Amendment Effective Date (i.e. $188,750,000) reduced by the amount of any prepayments and repayments and commitment reductions under the Senior Credit Agreement to the extent that such repayments and reductions may not be reborrowed (specifically excluding, however, any such prepayments and repayments and commitment reductions occurring in connection with any Permitted Refinancing), plus

(ii) all indebtedness or other liabilities arising under or out of Credit Product Arrangements, plus

(iii) interest, fees and expenses that are capitalized (including, in the event of an Insolvency Proceeding, any and all post-petition interest and costs from and after the date of filing of a petition by or against any Obligor or its bankruptcy estate, whether or not such amounts are allowed as a claim enforceable against such Obligor in any Proceeding, and any other interest that would have accrued but for the commencement of such Proceeding), plus

(iv) 120% of the aggregate principal amount of all Increases (as defined in the Senior Credit Agreement), such Increases not to exceed $15,000,000 in the aggregate, consummated after the Second Amendment Effective Date pursuant to Section 2.18 of the Senior Credit Agreement, plus

(v) $37,750,000.

Senior Debt shall be considered to be outstanding whenever any loan commitment under the Senior Debt Document is outstanding.”

3. Consent. Effective as of the date hereof and notwithstanding anything to the contrary contained in the Subordination Agreement, (i) the Senior Agent consents to the execution, delivery and performance of the terms of the Second Lien Amendment substantially in the form attached hereto as Exhibit A and (ii) the Junior Creditors consent to the execution, delivery and performance of the terms of the First Lien Amendment substantially in the form attached hereto as

Exhibit B. The Senior Agent acknowledges that payments made to satisfy the condition precedent in Section 3d of the Second Lien Amendment are permitted under the Subordination Agreement and constitute a Permitted Subordinated Debt Payment.

4. Ratification and Reaffirmation. Each Junior Creditor hereby (a) ratifies and reaffirms (i) the continued subordination of the Junior Debt to the Senior Debt in accordance with the Subordination Agreement, (ii) the continued subordination of the Liens securing the Junior Debt to the Liens securing the Senior Debt in accordance with the Subordination Agreement and (iii) its liabilities, obligations and agreements under the Subordination Agreement, and (b) agrees that such Subordination Agreement, the subordination effected thereby and the rights and obligations of such Junior Creditor, Senior Agent, each Senior Lender, the Borrowers and the other Obligors arising thereunder shall not be affected, modified, qualified, limited or impaired in any manner or to any extent by the Second Lien Amendment or the transactions contemplated thereunder.

5. Representations and Warranties. Each Borrower and each other Obligor hereby represents and warrants to Senior Agent and the Senior Lenders, individually on its own behalf and not on behalf of any of the other parties hereto, that (a) except as otherwise waived by the Senior Lenders in writing in accordance with the terms of the Existing Credit Agreement and Subordination Agreement, no payment has been received by any Junior Creditor that is prohibited under the terms of the Subordination Agreement, (b) such Person has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action, (c) the execution of this Agreement by such Person will not require any consent or approval which has not been obtained, and (d) this Agreement is the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles. Senior Agent hereby represents and warrants to each Junior Creditor that as of the date hereof: (a) Senior Agent has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement on behalf of the Senior Lenders, all of which have been duly authorized by all proper and necessary action, (b) the execution of this Agreement by Senior Agent will not require any consent or approval which has not been obtained, and (c) this Agreement is the legal, valid and binding obligation of Senior Agent, enforceable against Senior Agent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles. Each Junior Creditor hereby represents and warrants to Senior Agent and the Senior Lenders that as of the date hereof: (a) such Junior Creditor has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action, (b) the execution of this Agreement by such Junior Creditor will not require any consent or approval which has not been obtained, and (c) this Agreement is the legal, valid and binding obligation of such Junior Creditor, enforceable against such Junior Creditor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles.

6. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon Senior Agent, the Senior Lenders, the Junior Creditors, the Obligors and their respective successors and assigns. The Junior Creditors shall, at any time and from time to time, after the execution and delivery of this Agreement, upon the request of Senior Agent and at the expense of Borrowers, promptly execute and deliver such further documents and do such further acts and things as Senior Agent from time to time may reasonably request in order to effect fully the purposes of this Agreement.

7. Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page.

8. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PROVISIONS THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THAT OF THE STATE OF NEW YORK.

9. WAIVER OF JURY TRIAL. EACH OF THE JUNIOR CREDITORS, BORROWERS, THE OTHER OBLIGORS, SENIOR AGENT AND SENIOR LENDERS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS AMONG THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE JUNIOR CREDITORS, SENIOR AGENT, SENIOR LENDERS, BORROWERS, AND THE OTHER OBLIGORS ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF BORROWERS, THE OTHER OBLIGORS, SENIOR AGENT, SENIOR LENDERS, OR JUNIOR CREDITORS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE JUNIOR CREDITORS, SENIOR AGENT, SENIOR LENDERS, BORROWERS AND THE OTHER OBLIGORS ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT SENIOR AGENT, SENIOR LENDERS AND JUNIOR CREDITORS HAVE ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT SENIOR AGENT, SENIOR LENDERS AND EACH JUNIOR CREDITOR WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF THE JUNIOR CREDITORS, SENIOR AGENT, SENIOR LENDERS, BORROWERS AND THE OTHER OBLIGORS FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (UNLESS SUCH WRITING MAKES SPECIFIC REFERENCE TO THIS SECTION 9), AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE SUBORDINATION AGREEMENT. IN THE

EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SENIOR AGENT:

BANK OF MONTREAL, as Senior Agent

By:	/s/ Tara Cuprisin
Name:	Tara Cuprisin
Title:	Director

Consent Under, Reaffirmation of and Second Amendment to Subordination and Intercreditor Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

JUNIOR CREDITORS:

U.S. BANK, NATIONAL ASSOCIATION, as Junior Agent

By:	/s/ Kathy L. Mitchell
Name:	Kathy L. Mitchell
Title:	Vice President

PENNANTPARK INVESTMENT CORPORATION

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer

PENNANTPARK FLOATING RATE CAPITAL LTD.

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer

PENNANTPARK CREDIT OPPORTUNITIES FUND II, LP

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Managing Member of PennantPark Capital, LLC, which is the General Partner of the Fund

Consent Under, Reaffirmation of and Second Amendment to Subordination and Intercreditor Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

OBLIGORS:

E.L.F. COSMETICS, INC. (formerly known as J.A. Cosmetics US, Inc.), a Delaware corporation

By:	/s/ John Bailey
Name:	John Bailey
Title:	President and Chief Financial Officer

JA 139 FULTON STREET CORP., a New York corporation

By:	/s/ John Bailey
Name:	John Bailey
Title:	President and Chief Financial Officer

JA 741 RETAIL CORP., a New York corporation

By:	/s/ John Bailey
Name:	John Bailey
Title:	President and Chief Financial Officer

JA COSMETICS RETAIL, INC., a New York corporation

By:	/s/ John Bailey
Name:	John Bailey
Title:	President and Chief Financial Officer

J.A. RF, LLC a Delaware limited liability company

By:	/s/ John Bailey
Name:	John Bailey
Title:	President and Chief Financial Officer

Consent Under, Reaffirmation of and Second Amendment to Subordination and Intercreditor Agreement

J.A. CHERRY HILL, LLC a Delaware limited liability company

By:	/s/ John Bailey
Name:	John Bailey
Title:	President and Chief Financial Officer

E.L.F. BEAUTY, INC. (formerly known as J.A. Cosmetics Holdings, Inc.), a Delaware corporation

By:	/s/ John Bailey
Name:	John Bailey
Title:	President and Chief Financial Officer

Consent Under, Reaffirmation of and Second Amendment to Subordination and Intercreditor Agreement